Exhibit 1.01
Everi Holdings Inc.
Conflict Minerals Report
For the Year Ended December 31, 2021
This Conflict Minerals Report for the reporting period from January 1, 2021 to December 31, 2021 (this “Report”) is made pursuant to Rule 13p-1 (the “Rule”) under the Securities Exchange Act of 1934, as amended. The Rule was adopted by the Securities and Exchange Commission (“SEC”) to implement reporting and disclosure requirements related to conflict minerals as directed by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. The Rule requires public reporting companies to determine whether 3TG minerals (as defined below) are necessary to the functionality or production of products they manufacture, or contract for manufacture; and if so, to disclose annually whether any of those 3TG minerals originated in the Democratic Republic of the Congo (“DRC”) or countries that share an internationally-recognized border with the DRC (each, an “adjoining country”; DRC and adjoining countries, each, a “Covered Country”). The term “Conflict Minerals” means cassiterite, columbite-tantalite (coltan), gold, wolframite and their derivatives (tantalum, tin, and tungsten) (collectively, “3TG minerals”) originating from a Covered Country.
Company and Product Overview
Unless otherwise indicated, the terms the “Everi Holdings,” “Everi,” “Company,” “we,” “us,” and “our” refer to Everi Holdings Inc. together with its consolidated subsidiaries.
Everi is a supplier of entertainment and technology solutions for the casino and digital gaming industry. The Company develops game content and gaming machines, gaming systems and services for land-based and iGaming operators. The Company is also a provider of financial technology solutions that power the casino floor, including products and services that facilitate cash and cashless financial transactions, self-service player loyalty tools and applications, and regulatory and intelligence software.

Everi reports its financial performance, and organizes and manages its operations, across the following two business segments: (i) Games and (ii) Financial Technology Solutions (“FinTech”).

Everi Games provides gaming operators with gaming technology and entertainment products and services, including: (i) gaming machines, primarily comprising Class II and Class III slot machines placed under participation or fixed-fee lease arrangements or sold to casino customers; (ii) providing and maintaining the central determinant systems for the video lottery terminals (“VLTs”) installed in the State of New York and similar technology in certain tribal jurisdictions; and (iii) business-to-business (“B2B”) digital online gaming activities.

Everi FinTech provides gaming operators with financial technology products and services, including: (i) financial access and related services supporting digital, cashless and physical cash options across mobile, assisted and self-service channels; (ii) loyalty and marketing software and tools, regulatory and compliance (“RegTech”) software solutions, other information-related products and services, and hardware maintenance services; and (iii) associated casino patron self-service hardware that utilizes our financial access, software and other services. Our services operate as part of an end-to-end security suite to protect against cyber-related attacks and maintain the necessary secured environments to maintain compliance with applicable regulatory requirements. These solutions include: access to cash and cashless funding at gaming facilities via Automated Teller Machine (“ATM”) debit withdrawals, credit card financial access transactions, and point of sale (“POS”) debit card purchases at casino cages, kiosk and mobile POS devices; accounts for the CashClub Wallet, check warranty services, self-service ATMs and fully integrated kiosk and maintenance services; self-service loyalty tools and promotion management software; compliance, audit, and data software; casino credit data and reporting services; marketing and promotional offering subscription-based services; and other ancillary offerings.
We manufacture, or contract for manufacture with third parties, our electronic gaming machines, kiosk and related products, cabinets, computer assemblies, screens, printers, bill validators, and acceptors and other wiring and harnesses (collectively, the “Equipment”). We have facilities in Austin, Texas and Las Vegas, Nevada, where we assemble the Equipment.
Reasonable Country of Origin Inquiry
We are an assembler of products and are not involved with the mining and sourcing of the raw materials, including any potential 3TG minerals. The smelters or refiners (“SORs”) of the 3TG minerals are consolidating points of raw ore and are in the best position in the total supply chain to ascertain the origin of the ores. Based on our assessment, we determined that the Equipment we manufactured, or contracted for manufacture, in 2021 may contain certain 3TG minerals that are necessary to the functionality or production of our finished goods. Therefore, we are subject to the reporting obligations of the Rule and our Equipment is covered by this Report.
To perform our reasonable country of origin inquiry (“RCOI”), we conducted a survey of our direct suppliers using the Responsible Minerals Initiative (“RMI”) Conflict Minerals Reporting Template (the “CMRT”) developed by the Responsible Business Alliance and the Global e-Sustainability Initiative. In the survey, we asked those suppliers: (a) whether the products they supply to us (or their components) contained 3TG minerals; and (b) if they did, to provide information regarding the source of 3TG minerals contained in those products and components. As a downstream company, we relied on our suppliers to provide us with information about the source of 3TG minerals contained in the products and components they supplied to us.
We distributed the CMRT to our relevant, direct suppliers and received a response rate of approximately 98%. We excluded, as not relevant, those suppliers that: (a) did not provide us materials during the reporting period; or (b) provided materials that did not contain 3TG minerals or were not utilized in the manufacture of our Equipment during the reporting period. Based on the responses we received from our relevant suppliers in connection with our RCOI, we concluded that we have insufficient information to reasonably determine either that: (a) no 3TG minerals used in our Equipment may have originated in a Covered Country; or (b) any such Conflict Minerals originated from recycled or scrapped sources (as defined in Section 1, Item 1.01 (d)(6) of Form SD). Accordingly, we conducted additional diligence on the source and chain of custody of 3TG minerals used in the manufacture of our Equipment.
Source and Chain of Custody Due Diligence
Due Diligence Plan
We performed our source and chain of custody due diligence measures with guidance from the Organization for Economic Cooperation and Development Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High Risk Areas, Third Edition (as described below, including the use of CMRT), as tailored for “downstream” companies like ours, by performing the following steps:
Management processes and systems
We have a cross-functional team comprised of executives and experienced personnel with a demonstrated knowledge of our technology, products, and vendor relationships to support our source- and chain-of-custody due diligence. Our system of control and transparency consists of the CMRT and a review of the risks identified as a result of that process. In an effort to strengthen the engagement with our suppliers, we request smelter- and refiner-level information in connection with the CMRT. A list of these smelters, which were reported to us for the year ended December 31, 2021, is included in Annex I to this Report.
We include questions in our CMRT for prospective new suppliers that address the use of Conflict Minerals. In addition, we require suppliers that utilize in-scope materials to provide an affirmative answer regarding the use of 3TG minerals and to make certain representations that they will cooperate with our efforts to conduct appropriate due diligence and comply with the Rule. We also integrate our Conflict Minerals reporting requirements into our internal control procedures for supplier qualification by: (a) incorporating identifiers with respect to vendors who provide products containing 3TG minerals; and (b) providing the ability for employees to contact our ethics hotline to confidentially communicate any concerns regarding the circumstances surrounding the acquisition of supply chain materials from potentially conflicted sources.
Identify, assess, and respond to risks within our supply chain
We evaluate CMRT responses from our relevant direct suppliers with respect to the SORs utilized to process the minerals used in our Equipment throughout our supply chain. We utilize risk-based criteria to determine those relevant direct suppliers that warrant further due diligence, and follow up to clarify responses with suppliers that may be sourcing or processing 3TG minerals from a Covered Country. The risk-based criteria include, but are not limited to: (i) incomplete responses; (ii) apparent lack of supplier diligence; and (iii) inconsistencies in the data reported to us in the CMRT.
Support the development and implementation of independent third-party audits of SORs’ sourcing
As a downstream company, we do not have direct relationships with SORs that produce the 3TG minerals within our supply chain. Accordingly, we rely on the RMI’s list of conflict-free SORs and do not perform or direct audits of these entities’ supply chains with respect to 3TG minerals.

Report on supply chain due diligence
This Report is publicly available in the investor relations section of our corporate website at https://www.everi.com/investor-relations/financial-reports/sec-filings/ and is filed publicly with the SEC.
Due Diligence Implementation and Results
In connection with our commitment to monitor the due diligence approach, we continue to evaluate whether further inquiry of any of our relevant direct suppliers would result in information that may differ from, or be inconsistent with, any of the responses provided to our CMRT which may give us reason to believe that the products supplied to us were sourced from a Covered Country.
3TG minerals are necessary to the functionality of our Equipment.  Data provided to us by our relevant direct suppliers in response to our CMRT does not identify any Conflict Minerals within our supply chain; however, as a downstream company, we were unable to definitively determine that 100% of the 3TG minerals were sourced from internationally recognized and compliant source countries.
Steps to Improve Due Diligence
Below are the steps that we are, and will be considering, taking to improve the due diligence process and further mitigate any risk that 3TG minerals in our Equipment could benefit armed groups in a Covered Country:
•Review our supply chain policy for clarity regarding minerals originating from conflict-affected and high risk areas;
•Promote supplier partnerships that are outside of the DRC zone;
•Engage with any of our suppliers found to be supplying us with 3TG minerals from sources that support conflict in the Covered Countries to establish an alternative source of 3TG minerals that does not support such conflict;
•Enhance the use of tools that help automate our supplier due diligence procedures; and
•Continue to make available Conflict Mineral educational materials to all our employees.
Forward-Looking Statements
This special disclosure report contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995, as do other materials or oral statements we release to the public. Forward-looking statements are neither historical facts nor assurances of future performance, but instead are based only on our current beliefs, expectations, and assumptions regarding the future of our business, plans and strategies, projections, anticipated events and trends, the economy, and other future conditions, as of the date on which this report is filed. Forward-looking statements often, but do not always, contain words such as “expect,” “anticipate,” “aim to,” “designed to,” “intend,” “plan,” “believe,” “goal,” “target,” “future,” “assume,” “estimate,” “indication,” “seek,” “project,” “may,” “can,” “could,” “should,” “favorably positioned,” or “will” and other words and terms of similar meaning.
Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are often difficult to predict and many of which are beyond our control.
This special disclosure report should be read in conjunction with our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and our Current Report on Form 8-K filed on March 1, 2022 and the information included in our other press releases, reports and other filings with the SEC. Given these risks and uncertainties, there can be no assurance that the forward-looking information contained in this special disclosure report will in fact transpire or prove to be accurate. Understanding the information contained in these filings is important in order to fully understand our reported financial results and our business outlook for future periods.

ANNEX I

Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner
Gold	8853 S.p.A.	ITALY
Gold	Abington Reldan Metals, LLC	USA
Gold	Acade Noble Metal (Zhao Yuan) Corporation	CHINA
Gold	Advanced Chemical Company	USA
Gold	African Gold Refinery	UGANDA
Gold	AGR Mathey	AUSTRALIA
Gold	Aida Chemical Industries Co., Ltd.	JAPAN
Gold	Aktyubinsk Copper Company TOO	KAZAKHSTAN, KYRGYZSTAN
Gold	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES
Gold	Alexy Metals	USA
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN
Gold	Amagasaki Factory, Hyogo Prefecture, Japan	JAPAN
Gold	AngloGold Ashanti Brazil	BRAZIL
Gold	AngloGold Ashanti Córrego do Sítio Minerção	BRAZIL
Gold	ANZ Banking	AUSTRALIA
Gold	Argor-Heraeus S.A.	SWITZERLAND
Gold	Asahi Pretec Corporation	CANADA, CHINA, JAPAN, USA
Gold	Asaka Riken Co., Ltd.	JAPAN
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY
Gold	AU Traders and Refiners	SOUTH AFRICA
Gold	Augmont Enterprises Private Limited	INDIA
Gold	AURA-II	USA
Gold	Aurubis AG	GERMANY
Gold	Bangalore Refinery	INDIA
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES
Gold	Bauer-Walser AG	GERMANY
Gold	Boliden AB	SWEDEN
Gold	C. Hafner GmbH + Co. KG	GERMANY
Gold	C.I Metales Procesados Industriales SAS	COLOMBIA
Gold	Caridad	MEXICO
Gold	CCR	CANADA
Gold	Cendres + Métaux S.A.	SWITZERLAND
Gold	Central Bank of the DPR of Korea	KOREA (REPUBLIC OF)
Gold	Central Bank of the Philippines Gold Refinery & Mint	PHILIPPINES
Gold	CGR Metalloys Pvt Ltd.	INDIA
Gold	Changzhou Chemical Research Institute Co. Ltd.	CHINA
Gold	Cheong Hing	CHINA
Gold	Chimet S.p.A.	ITALY
Gold	China Sino-Platinum Metals Co.,Ltd	CHINA
Gold	China Gold	CHINA
Gold	China Henan Zhongyuan Gold Smelter	CHINA

Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner
Gold	China National Gold Group Corporation	CHINA
Gold	China's Shandong Gold Mining Co., Ltd	CHINA
Gold	Chinese Government	CHINA
Gold	Chugai Mining	JAPAN
Gold	Cilt Refining	USA
Gold	Codelco	CHILE
Gold	Colt Refining	USA
Gold	Cookson	AUSTRALIA
Gold	Daejin Indus Co. Ltd	KOREA (REPUBLIC OF)
Gold	DaeryongENC	KOREA (REPUBLIC OF)
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA
Gold	Degussa Sonne / Mond Goldhandel GmbH	GERMANY
Gold	Dijllah Gold Refinery FZC	UNITED ARAB EMIRATES
Gold	Do Sung Corporation	KOREA (REPUBLIC OF)
Gold	DODUCO Contacts and Refining GmbH	GERMANY
Gold	Dongguanshi Sutande Dianzi Cailiao Youxiangongsi	CHINA
Gold	Dosung metal	KOREA (REPUBLIC OF)
Gold	Dowa Metals & Mining Co. Ltd	JAPAN
Gold	DS PRETECH Co., Ltd.	KOREA (REPUBLIC OF)
Gold	DUOXIN	CHINA
Gold	ECHEMEMI ENTERPRISE CORP.(FUTURES EXCHANGE)	CHINA
Gold	Eco-System Recycling Co., Ltd.	JAPAN
Gold	Elemetal Refining, LLC	USA
Gold	Emerald Jewel Industry India Limited	INDIA
Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES
Gold	ESG Edelmetallservice GmbH & Co. KG	GERMANY
Gold	Faggi Rnrico S.P.A.	ITALY
Gold	Federal State Unitary Enterprise Moscow Special Processing Plant (FSUE MZSS)	RUSSIAN FEDERATION
Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE
Gold	FSE Novosibirsk Refinery	RUSSIAN FEDERATION
Gold	Fujairah Gold FZC	UNITED ARAB EMIRATES
Gold	Fujian Ganmin RareMetal Co., Ltd.	CHINA
Gold	Gansu Seemine Material Hi-Tech Co Ltd	CHINA
Gold	Gansu-based Baiyin Nonferrous Metals Corporation (BNMC)	CHINA
Gold	GCC Gujrat Gold Centre Pvt. Ltd.	INDIA
Gold	Geib Refining Corporation	USA
Gold	Gold Coast Refinery	GHANA
Gold	Gold Mining in Shandong (Laizhou) Limited Company	CHINA
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	CHINA
Gold	Gong an ju	CHINA
Gold	Government (Police Dept.)	CHINA
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA

Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner
Gold	Guangdong MingFa Precious Metal Co.,Ltd	CHINA
Gold	Gujarat Gold Centre	INDIA
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA
Gold	Harima Smelter	JAPAN
Gold	Harmony Gold Refinery	SOUTH AFRICA
Gold	HEESUNG MATERIAL LTD	KOREA (REPUBLIC OF)
Gold	Heimerle + Meule GmbH	GERMANY
Gold	Henan Sanmenxia Lingbao Jinyuan Mining Co., Ltd.	CHINA
Gold	Henan Zhongyuan Gold Smelter Co., Ltd.	CHINA
Gold	Heraeus	CHINA, GERMANY, KOREA (REPUBLIC OF), USA
Gold	Hon Shen Co. Ltd	TAIWAN
Gold	HonHai Precision Co., Ltd.	TAIWAN
Gold	Hunan Chenzhou Mining Co., Ltd.	CHINA
Gold	HwaSeong CJ CO., LTD.	KOREA (REPUBLIC OF)
Gold	Industrial Refining Company	BELGIUM
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA
Gold	International Precious Metal Refiners	UNITED ARAB EMIRATES
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN
Gold	Istanbul Gold Refinery	TURKEY
Gold	Italpreziosi	ITALY
Gold	JALAN & Company	INDIA
Gold	Japan Mint	JAPAN
Gold	Japan Pure Chemical	JAPAN
Gold	JCC	CHINA
Gold	Jhonson Mattehey	UNITED KINGDOM
Gold	Jia Lung Corp	CHINA
Gold	Jiangxi Copper Company Limited	CHINA
Gold	Jie sheng	TAIWAN
Gold	Jin Dong Heng	CHINA
Gold	Jin Jinyin refining company limited	CHINA
Gold	JinBao Electronic Co.,Ltd.	CHINA
Gold	Jinfeng Gold Mine Smelter	CHINA
Gold	Jinlong Copper Co., Ltd.	CHINA
Gold	JM USA	USA
Gold	Johnson Matthey Inc.	CANADA, UNITED KINGDOM, USA
Gold	JSC Uralelectromed	RUSSIAN FEDERATION
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Gold	K.A. Rasmussen	NORWAY
Gold	Kaloti Precious Metals	UNITED ARAB EMIRATES
Gold	Kanfort Industrial (Yantai) Co. Ltd.	CHINA
Gold	Kazakhmys Smelting LLC	KAZAKHSTAN
Gold	Kazzinc Ltd	KAZAKHSTAN
Gold	Kee Shing	CHINA

Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner
Gold	Kennecott Utah Copper LLC	USA
Gold	KGHM Polska Miedz Spolka Akcyjna	POLAND
Gold	Kojima Chemicals Co., Ltd.	JAPAN
Gold	Korea Metal Co, LTD.	KOREA (REPUBLIC OF)
Gold	Kundan Care Products Ltd.	INDIA
Gold	Kunshan Jinli chemical industry reagents co.,Ltd.	CHINA
Gold	KYOCERA	JAPAN
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN
Gold	Kyshtym Copper-Electrolytic Plant ZAO	RUSSIAN FEDERATION
Gold	La Caridad	MEXICO
Gold	L'azurde Company For Jewelry	SAUDI ARABIA
Gold	LG-Nikko	KOREA (REPUBLIC OF)
Gold	Lingbao Gold Company Limited	CHINA
Gold	LINXENS	FRANCE
Gold	LITTELFUSE	USA
Gold	LMBA	CHINA
Gold	LONDON BULLION MARKET ASSOCIATION	UNITED KINGDOM
Gold	L'Orfebre S.A.	ANDORRA
Gold	LS-Nikko Copper Inc	KOREA (REPUBLIC OF)
Gold	LT Metal Ltd.	KOREA (REPUBLIC OF)
Gold	Luoyang Zijin Yinhui Metal Smelt Co Ltd	CHINA
Gold	Marsam Metals	BRAZIL
Gold	Materion	USA
Gold	Matsuda Sangyo Co., Ltd.	JAPAN
Gold	MD Overseas	INDIA
Gold	MEM(Sumitomo Group)	JAPAN
Gold	Metal Concentrators SA (Pty) Ltd.	SOUTH AFRICA
Gold	Metallix Refining Inc.	USA
Gold	Metallurgie Hoboken Overpelt	BELGIUM
Gold	Metalor Technologies	CHINA, SINGAPORE, SWITZERLAND
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	MEXICO
Gold	Met-Mex Peñoles, S.A.	MEXICO
Gold	Mitsubishi Materials Corporation	JAPAN
Gold	Mitsui & Co Precious Metals Inc	CHINA, HONG KONG, JAPAN
Gold	MK electron	KOREA (REPUBLIC OF)
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA
Gold	Modeltech Sdn Bhd	MALAYSIA
Gold	Morris and Watson	AUSTRALIA, NEW ZEALAND
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION
Gold	N.E.Chemcat Corporation	JAPAN
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	TURKEY
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN
Gold	NH Recytech Company	KOREA (REPUBLIC OF)

Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner
Gold	Nihon Material Co. LTD	JAPAN
Gold	Niihama Toyo Smelter & Refinery	JAPAN
Gold	Nippon Mining & Mtetals	JAPAN
Gold	Norddeutsche Affinererie AG	GERMANY
Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA
Gold	Ohio Precious Metals, LLC	USA
Gold	Ohura Precious Metal Industry Co., Ltd	JAPAN
Gold	OJSC Novosibirsk Refinery	RUSSIAN FEDERATION
Gold	ORIGIN COMPANIES	USA
Gold	PAMP S.A.	SWITZERLAND
Gold	Pan Pacific Copper Co Ltd.	JAPAN
Gold	Pease & Curren	USA
Gold	Penglai Penggang Gold Industry Co Ltd	CHINA
Gold	Perth Mint	AUSTRALIA
Gold	Planta Recuperadora de Metales SpA	CHILE
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA
Gold	PX Precinox S.A.	SWITZERLAND
Gold	QG Refining, LLC	USA
Gold	Rand Refinery (Pty) Ltd	SOUTH AFRICA
Gold	Refinery of Seemine Gold Co., Ltd.	CHINA
Gold	Remondis Argentia B.V.	NETHERLANDS
Gold	REMONDIS PMR B.V.	NETHERLANDS
Gold	Republic Metals Corporation	USA
Gold	Royal Canadian Mint	CANADA
Gold	SAAMP	FRANCE
Gold	Sabin Metal Corp.	USA
Gold	Safimet S.p.A	ITALY
Gold	SAFINA A.S.	Czech Republic, CZECHIA
Gold	Sai Refinery	INDIA
Gold	Samduck Precious Metals	KOREA (REPUBLIC OF)
Gold	SAMWON Metals Corp.	KOREA (REPUBLIC OF)
Gold	Sancus ZFS (L’Orfebre, SA)	COLOMBIA
Gold	Sanmenxia hang seng science and technology, research and development Co., LTD	CHINA
Gold	SAXONIA Edelmetalle GmbH	GERMANY
Gold	Schone Edelmetaal	KOREA (REPUBLIC OF), NETHERLANDS
Gold	Sellem Industries Ltd.	MAURITANIA
Gold	SEMPSA Joyeria Plateria S.A.	NETHERLANDS, SPAIN
Gold	Sendi (Japan): Kyocera Corporation	JAPAN
Gold	SHANDONG GOLD MINING CO.,LTD.	CHINA, SINGAPORE
Gold	Shang Hai Gold Exchange	CHINA
Gold	SHENZHEN CHEMICALS & LIGHT INDUSTRY CO.,LTD.	CHINA

Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner
Gold	Shirpur Gold Refinery Ltd.	INDIA
Gold	Shonan Plant Tanaka Kikinzoku	JAPAN
Gold	Shyolkovsky	RUSSIAN FEDERATION
Gold	Sichuan Tianze Precious Metals Co., Ltd	CHINA
Gold	Singway Technology Co., Ltd.	TAIWAN
Gold	SMM	JAPAN
Gold	So Accurate Group, Inc.	USA
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION
Gold	Solar Applied Materials Technology Corp.	TAIWAN
Gold	SOLAR CHEMICALAPPLIED MATERIALS TECHNOLOGY (KUN SHAN)	TAIWAN
Gold	Solartech	TAIWAN
Gold	Sovereign Metals	INDIA
Gold	State Research Institute Center for Physical Sciences and Technology	LITHUANIA
Gold	Sudan Gold Refinery	SUDAN
Gold	Sumitomo Metal Mining Co. Ltd.	JAPAN
Gold	SungEel HiMetal Co., Ltd.	KOREA (REPUBLIC OF)
Gold	T.C.A S.p.A	ITALY
Gold	Tanaka Denshi Kogyo K.K	JAPAN
Gold	The Great Wall Gold and Silver Refinery of China	CHINA
Gold	The Refinery of Shandong Gold Mining Co. Ltd	CHINA
Gold	Tokuriki Honten Co. Ltd	JAPAN
Gold	Tongling Nonferrous Metals Group Co., Ltd.	CHINA
Gold	Tony Goetz NV	BELGIUM
Gold	TOO Tau-Ken-Altyn	KAZAKHSTAN
Gold	Torecom	KOREA (REPUBLIC OF)
Gold	Toyo Smelter & Refinery	JAPAN
Gold	TSK Pretech	KOREA (REPUBLIC OF)
Gold	Umicore Brasil Ltda	BELGIUM, BRAZIL, THAILAND
Gold	United Precious Metal Refining, Inc.	USA
Gold	Universal Precious Metals Refining Zambia	ZAMBIA
Gold	Valcambi S.A.	SWITZERLAND
Gold	W.C. Heraeus GmbH	USA
Gold	Western Australian Mint trading as The Perth Mint	AUSTRALIA
Gold	WIELAND Edelmetalle GmbH	GERMANY
Gold	Xstrata Canada Corporation	CANADA
Gold	Yamakin Co., Ltd.	JAPAN
Gold	Yamamoto Precious Metal Co., Ltd.	JAPAN
Gold	Yantai Zhaojin Kanfort Precious Metals Co., Ltd.	CHINA
Gold	Yantai Zhaojin Lai Fuk Precious Metals Co., Ltd	CHINA
Gold	Yokohama Metal Co Ltd	JAPAN
Gold	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA

Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner
Gold	Zhangzhou Macro Real Non-Ferrous Metals	CHINA
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation Limited	CHINA
Gold	Zijin Mining Group Co. Ltd	CHINA
Tantalum	Asaka Riken Co., Ltd.	JAPAN
Tantalum	Cabot	USA
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA
Tantalum	Changsha Southern	CHINA
Tantalum	China Shenzhen Morgan Sputtering Targets & Technology Co., Ltd.	CHINA
Tantalum	CIF	UNITED KINGDOM
Tantalum	Conghua Tantalum and Niobium Smeltry	CHINA
Tantalum	CP Metals Inc.	USA
Tantalum	D Block Metals, LLC	USA
Tantalum	Douluoshan Sapphire Rare Metal Co Ltd	CHINA, USA
Tantalum	E.S.R. Electronics	USA
Tantalum	Ethiopian Minerals Development Share Company	ETHIOPIA
Tantalum	Exotech Inc.	USA
Tantalum	F&X Electro-Materials Ltd.	CHINA
Tantalum	FIR Metals & Resource Ltd.	CHINA
Tantalum	Fujian Ganmin RareMetal Co., Ltd.	CHINA
Tantalum	Gannon & Scott	USA
Tantalum	Global Advanced Metals Aizu	JAPAN, USA
Tantalum	Guangdong MingFa Precious Metal Co.,Ltd	CHINA
Tantalum	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	CHINA
Tantalum	H.C. Starck Co., Ltd.	GERMANY, JAPAN, THAILAND, USA
Tantalum	Heraeus	CHINA
Tantalum	Hi-Temp Speciality Metals, Inc	USA
Tantalum	Jiangxi Copper Company Limited	CHINA
Tantalum	Jiujiang Nonferrous Metals Smelting Company Limited	CHINA
Tantalum	KEMET Blue Metals	MEXICO, USA
Tantalum	King-Tan Tantalum Industry Ltd.	CHINA
Tantalum	LSM Brasil S.A.	BRAZIL
Tantalum	Meta Materials	NORTH MACEDONIA
Tantalum	Metal Do	JAPAN
Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA
Tantalum	Mineração Taboca S.A.	BRAZIL
Tantalum	Mitsui & Co Precious Metals Inc	JAPAN
Tantalum	Molycorp Silmet A.S.	ESTONIA
Tantalum	Nantong Tongjie Electrical Co., Ltd.	CHINA
Tantalum	Ningxia Non-Ferrous Metal Smeltery	CHINA
Tantalum	NPM Silmet AS	ESTONIA
Tantalum	NTET, Thailand	THAILAND
Tantalum	Plansee	AUSTRIA

Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner
Tantalum	Power Resources Ltd.	MACEDONIA (THE FORMER YUGOSLAV REPUBLIC OF)
Tantalum	PRG Dooel	NORTH MACEDONIA
Tantalum	QuantumClean	USA
Tantalum	Resind Indústria e Comércio Ltda.	BRAZIL
Tantalum	RFH	CHINA
Tantalum	Shanghai Jiangxi Metals Co. Ltd	CHINA
Tantalum	Solikamsk Metal Works	RUSSIAN FEDERATION
Tantalum	Taki Chemical Co., Ltd.	JAPAN
Tantalum	TANIOBIS Smelting GmbH & Co. KG	GERMANY, JAPAN, THAILAND
Tantalum	Tantalite Resources	SOUTH AFRICA
Tantalum	Telex Metals	USA
Tantalum	Tranzact, Inc	USA
Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	CHINA
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA
Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	CHINA
Tantalum	Zhuzhou Cemented Carbide Group Co Ltd	CHINA
Tantalum	Duoluoshan Sapphire Rare Metal Co. Ltd.	CHINA
Tin	AcademyPreciousMetals(China)Co.,Ltd	CHINA
Tin	AIM	CANADA
Tin	Alent plc	USA
Tin	Alpha Metals	USA
Tin	Amalgamated Metals Corporation, Ketabang	INDONESIA
Tin	American Iron and Metal	USA
Tin	Ami Bridge Enterprise Co., Ltd.	USA
Tin	An Thai Minerals Co. Ltd.	VIET NAM
Tin	An Vinh Joint Stock Mineral Processing Company	VIET NAM
Tin	An Xin Xuan Xin Yue You Se Jin Shu Co. Ltd.	CHINA
Tin	Aoki Loboratories Ltd.	CHINA
Tin	Asahi Pretec Corporation	CHINA
Tin	Atlantic Metals	USA
Tin	Ausmelt Limited	AUSTRALIA, GERMANY
Tin	Balver Zinn	GERMANY
Tin	Beijing Oriental Guide Welding Materials Co., Ltd.	CHINA
Tin	Best Metals	UNITED KINGDOM
Tin	Bonoka.Beliting INDONESIA	INDONESIA
Tin	Brand IMLI	INDONESIA
Tin	Brand RBT	INDONESIA
Tin	Britannia Refined Metals Ltd.	UNITED KINGDOM
Tin	Butterworth Smelter	MALAYSIA

Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner
Tin	Chengfeng Metals Co Pte Ltd	CHINA, SINGAPORE
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	CHINA
Tin	China Hongqiao	CHINA
Tin	China Huaxi Group Nandan	CHINA
Tin	China Minmetals Corp	CHINA
Tin	China Rare Metal Material Co., Ltd.	CHINA
Tin	China Tin Group Co., Ltd.	CHINA
Tin	China Tin Smelting Co.	CHINA
Tin	China Yunnan Tin Co Ltd.	CHINA
Tin	CNMC (Guangxi) PGMA Co., Ltd	CHINA
Tin	CNMC (Guangxi) PGMA Smelting Plant	CHINA
Tin	Complejo Metalurgico Vinto S.A.	BOLIVIA
Tin	Cookson	CHINA, USA
Tin	Cooper Santa	BRAZIL
Tin	Cooperativa Metalurgica de Rondonia Ltda.	BRAZIL
Tin	COOPERMETAL - Cooperative Metalurgica de Rondonia Ltda.	BRAZIL
Tin	Corporation Berhad (MSC)	MALAYSIA
Tin	CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda	BRAZIL
Tin	CRM Synergies	SPAIN
Tin	CSC Pure Technologies	RUSSIAN FEDERATION, USA
Tin	CV United Smelting	INDONESIA
Tin	DAE CHANG IND CO LTD	KOREA (REPUBLIC OF)
Tin	Dae Kil	KOREA (REPUBLIC OF)
Tin	DAECHANG Co. LTD.	KOREA (REPUBLIC OF)
Tin	Daewoo International	CHINA
Tin	Dongguan CiEXPO Environmental Engineering Co., Ltd.	CHINA
Tin	Dowa Metals & Mining Co. Ltd	JAPAN
Tin	Dr.-Ing. Max Schloetter GmbH & Co. KG	GERMANY
Tin	DUKSAN HI-METAL	KOREA (REPUBLIC OF)
Tin	Electroloy Metal PTE LTD	SINGAPORE, VIET NAM
Tin	Elmet S.L.U.	SPAIN
Tin	EM Vinto	BOLIVIA
Tin	Empresa Metalúrgica Vinto	BOLIVIA
Tin	Estanho de Rondônia S.A.	BRAZIL
Tin	Feinhütte Halsbrücke GmbH	GERMANY
Tin	Fenix Metals	POLAND
Tin	Fuji Metal Mining	JAPAN
Tin	Full armor Industries (shares) Ltd.	CANADA
Tin	Funsur Smelter	PERU
Tin	Furukawa Electric	JAPAN
Tin	Geiju Non-Ferrous Metal Processing Co. Ltd.	CHINA

Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner
Tin	Gejiy Jinye Mineral Company	CHINA
Tin	Gibbs Wire & Steel Co	USA
Tin	Gold Bell Group	SINGAPORE
Tin	Grant Manufacturing and Alloying	USA
Tin	Guangdong MingFa Precious Metal Co.,Ltd	CHINA
Tin	Guangxi China Tin Group	CHINA
Tin	Guangzhou Special Copper & Electronics material Co.,LTD	CHINA
Tin	GuanXi China Tin Group Co.,LTD	CHINA
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	CHINA
Tin	H.J.Enthoven & Sons is a division of H.J.Enthoven Ltd - Registered in the UK - Reg. No. 2821551 - Registered Address: Darley Dale Smelter, South Darley, Matlock, DE4 2LP	UNITED KINGDOM
Tin	Hana-High Metal	KOREA (REPUBLIC OF)
Tin	Hanbaek nonferrous metals	KOREA (REPUBLIC OF)
Tin	HEESUNG MATERIAL LTD	KOREA (REPUBLIC OF)
Tin	Heraeus	CHINA, KOREA (REPUBLIC OF), SINGAPORE
Tin	High-Power Surface Technology	USA
Tin	High-Tech Co., Ltd. Taiwan	TAIWAN
Tin	Hikaru Suites Ltd.	JAPAN
Tin	Hitachi Ltd.	JAPAN
Tin	HUA ENG WIRE&CABLE CO.,LTD	TAIWAN
Tin	Huaxi Guangxi Group	CHINA
Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA
Tin	Hyundai-Steel	KOREA (REPUBLIC OF)
Tin	IBF IND Brasileira de Ferroligas Ltda	BRAZIL
Tin	IMLI Technologies	CHINA
Tin	Increasingly and Chemical Co. (Suzhou) Ltd.	CHINA
Tin	Indonesian state tin corporation	INDONESIA
Tin	ISHIKAWA METAL CO.,LTD.	JAPAN
Tin	Jan Janq	JAPAN
Tin	JAU JANQ ENTERPRISE CO., LTD.	TAIWAN
Tin	Jiangxi Copper Company Limited	CHINA
Tin	Jin Tian	CHINA
Tin	Jin Zhou	CHINA
Tin	JU TAI INDUSTRIAL CO.,LTD.	CHINA
Tin	Kai Union Industry and Trade Co., Ltd	CHINA
Tin	Ketabang	INDONESIA
Tin	Kewei Tin Co.,ltd	CHINA
Tin	Kihong T&G	KOREA (REPUBLIC OF)
Tin	KOBA	INDONESIA
Tin	Koki Products Co.,Ltd	JAPAN, THAILAND
Tin	KOVOHUTĚ PŘÍBRAM NÁSTUPNICKÁ, A.S.	CZECHIA
Tin	Kundur Smelter	INDONESIA

Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner
Tin	KUON CHEN HARDWARE CO.,LTD	TAIWAN
Tin	Kupol	RUSSIAN FEDERATION
Tin	Lai'bin China Tin Smelting Ltd.	CHINA
Tin	Levitra can, Shenzhen Electronic Technology Co., Ltd.	CHINA
Tin	Lingbao Gold Company Limited	CHINA
Tin	Linwu Xianggui Smelter Co	CHINA
Tin	Liuzhou Smelter	CHINA
Tin	Luna Smelter, Ltd.	RWANDA
Tin	LUPON ENTERPRISE CO., LTD	PHILIPPINES
Tin	Ma On Shunguang Smelting Plant	CHINA
Tin	Ma'anshan Weitai Tin Co., Ltd.	CHINA
Tin	Magnu's Minerais Metais e Ligas LTDA	BRAZIL
Tin	Malaysia Smelting Corp	MALAYSIA
Tin	Matsuo nn da Ltd.	JAPAN
Tin	Matsushima Metal Corporation	JAPAN
Tin	MCP Heck	UNITED KINGDOM
Tin	MCP Metal Specialist Inc.	UNITED KINGDOM, USA
Tin	Melt Metais e Ligas S.A.	BRAZIL
Tin	Meng neng	CHINA
Tin	Mentok Smelter	INDONESIA
Tin	Metahub Industries Sdn. Bhd.	MALAYSIA
Tin	METALLIC MATERIALS BRANCHL OF GUANGXI CHINA TIN GROUP CO.,LTD	CHINA
Tin	Metallic Resources, Inc.	USA
Tin	Metallo Belgium N.V.	BELGIUM, SPAIN
Tin	Millard Wire	USA
Tin	Mineração Taboca S.A.	BRAZIL
Tin	Ming Li Jia smelt Metal Factory	CHINA
Tin	Minmetals Ganzhou Tin Co. Ltd.	CHINA
Tin	Minsur	JAPAN, PERU
Tin	Mitsubishi Materials Corporation	JAPAN
Tin	Modeltech Sdn Bhd	MALAYSIA
Tin	MSC	MALAYSIA
Tin	Multiple Xin precision metal electroplating factory	CHINA
Tin	Nancang Metal Material Co.,Ltd	CHINA
Tin	Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA
Tin	Nanshan Tin Co. Ltd.	CHINA
Tin	Nathan Trotter & Co INC.	USA
Tin	NGHE TIN NON-FERROUS METAL	VIET NAM
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM
Tin	Nihon Material Co. LTD	JAPAN

Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner
Tin	Ningbo Jintian copper (Group ) Company Limited	CHINA
Tin	Nippon Mining & Mtetals	JAPAN
Tin	Novosibirsk Processing Plant Ltd.	RUSSIAN FEDERATION
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	PHILIPPINES, THAILAND
Tin	OMSA	BOLIVIA
Tin	Operaciones Metalurgical S.A.	BOLIVIA
Tin	PGMA	CHINA
Tin	Phoenix Metal Ltd.	RWANDA
Tin	PL Timah Tbk	INDONESIA
Tin	Pongpipat Company Limited	MYANMAR
Tin	POONGSAN CORPORATION	KOREA (REPUBLIC OF)
Tin	Posco	KOREA (REPUBLIC OF)
Tin	Precious Minerals and Smelting Limited	INDIA
Tin	PT Alam Lestari Kencana	INDONESIA
Tin	PT Aneka Tambang (Persero) Tbk	INDONESIA
Tin	PT Aries Kencana Sejahtera	INDONESIA
Tin	PT Artha Cipta Langgeng	INDONESIA
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA
Tin	PT Babel Inti Perkasa	INDONESIA
Tin	PT Babel Surya Alam Lestari	INDONESIA
Tin	PT Bangka Kudai Tin	INDONESIA
Tin	PT Bangka Prima Tin	INDONESIA
Tin	PT Bangka Putra Karya	INDONESIA
Tin	PT Bangka Serumpun	INDONESIA
Tin	PT Bangka Tin Industry	INDONESIA
Tin	PT Belitung Industri Sejahtera	INDONESIA
Tin	PT BillinTin Makmur Lestari	INDONESIA
Tin	PT Bukit Timah	INDONESIA
Tin	PT Cipta Persada Mulia	INDONESIA
Tin	PT Donna Kembara Jaya	INDONESIA
Tin	PT DS Jaya Abadi	INDONESIA
Tin	PT Eunindo Usaha Mandiri	INDONESIA
Tin	PT Fang Di Multindo	INDONESIA
Tin	PT HANJAYA PERKASA METALS	INDONESIA
Tin	PT HP Metals Indonesia	INDONESIA
Tin	PT Indora Ermulti	INDONESIA
Tin	PT Inti Stania Prima	INDONESIA
Tin	PT Justindo	INDONESIA
Tin	PT Karimun Mining	INDONESIA
Tin	PT Kijang Jaya Mandiri	INDONESIA
Tin	PT Koba	INDONESIA
Tin	PT Lautan Harmonis Sejahtera	INDONESIA
Tin	PT Menara Cipta Mulia	INDONESIA

Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner
Tin	PT Mitra Stania Prima	INDONESIA
Tin	PT Mitra Sukses Globalindo	INDONESIA
Tin	PT O.M. Indonesia	INDONESIA
Tin	PT Panca Mega Persada	INDONESIA
Tin	PT Pelat Timah Nusantana Tbk	INDONESIA
Tin	PT Premium Tin Indonesia	INDONESIA
Tin	PT Prima Timah Utama	INDONESIA
Tin	PT Putra Karya	INDONESIA
Tin	PT Rajawali Rimba Perkasa	INDONESIA
Tin	PT Rajehan Ariq	INDONESIA
Tin	PT Refined Bangka Tin	INDONESIA
Tin	PT Sariwiguna Binasentosa	INDONESIA
Tin	PT Seirama Tin Investment	INDONESIA
Tin	PT Stanindo Inti Perkasa	INDONESIA
Tin	PT Sukses Inti Makmur	INDONESIA
Tin	PT Sumber Jaya Indah	INDONESIA
Tin	PT Supra sukses trinusa	INDONESIA
Tin	PT Tambang Timah	INDONESIA
Tin	PT Timah	INDONESIA
Tin	PT Tinindo Inter Nusa	INDONESIA
Tin	PT Tirus Putra Mandiri	INDONESIA
Tin	PT Tommy Utama	INDONESIA
Tin	PT Wahana Perkit Jaya	INDONESIA
Tin	PT Yinchendo Mining Industry	INDONESIA
Tin	PT. Supra Sukses Trinusa	INDONESIA
Tin	PT. TAMBANG TIMAH	INDONESIA
Tin	Pt. Timah	INDONESIA
Tin	PT.CITRALOGAM	INDONESIA
Tin	PT.DS JAYA ABADI	INDONESIA
Tin	PT.Indra Eramulti Logam Industri	INDONESIA
Tin	PT.TIMAH TBK	INDONESIA
Tin	Rahman Hydraulic Tin Sdn Bhd	MALAYSIA
Tin	Resind Industria e Comercio Ltda.	BRAZIL
Tin	Rui Da Hung	TAIWAN
Tin	Shanghai Sinyang Semiconductor Materials	CHINA
Tin	ShangHai YueQiang Metal Products Co., LTD	CHINA
Tin	Shao Xing Tian Long Tin Materials Co. LTD.	CHINA
Tin	Shenmao Technology Inc.	TAIWAN
Tin	SHENZHEN CHEMICALS & LIGHT INDUSTRY CO.,LTD.	CHINA
Tin	Smelting Branch of Yunnan Tin Company Limited	CHINA
Tin	Soft Metais Ltda.	BRAZIL

Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner
Tin	Super Ligas	BRAZIL
Tin	Thai Nguyen Mining and Metallurgy Co., Ltd.	VIET NAM
Tin	Thai Solder Industry Corp., Ltd.	THAILAND
Tin	Thailand Smelting & Refining Co Ltd	THAILAND
Tin	Thaisarco	THAILAND
Tin	Tin Technology & Refining	USA
Tin	Toboca/ Paranapenema	BRAZIL
Tin	Tochij	JAPAN
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM
Tin	Untracore Co.,Ltd.	THAILAND
Tin	VQB Mineral and Trading Group JSC	VIET NAM
Tin	Western Australian Mint trading as The Perth Mint	AUSTRALIA
Tin	White Solder Metalurgia e Mineracao Ltda.	BRAZIL
Tin	Wind Yunnan Nonferrous Metals Co., Ltd.	CHINA
Tin	Yantai ZhaoJin Kasfort Precious Incorporated Company	CHINA
Tin	Yun Xi Group	CHINA
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA, INDONESIA
Tin	Zhangzhou Macro Real Non-Ferrous Metals	CHINA
Tin	Zijin Mining Group Co. Ltd	CHINA
Tin	Zong Yang Industrial Co., Ltd.	CHINA
Tin	Zuhai Horyison Solder Co.,Ltd.	CHINA
Tungsten	A.L.M.T. TUNGSTEN Corp.	JAPAN
Tungsten	ACL Metais Eireli	BRAZIL
Tungsten	Aida Chemical Industries Co., Ltd.	JAPAN
Tungsten	Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.	BRAZIL
Tungsten	Allied Material Corporation	JAPAN
Tungsten	Alluter Technology (Shenzhen) Co., Ltd.	CHINA
Tungsten	ALMT Corp	JAPAN
Tungsten	Alta Group	USA
Tungsten	Altlantic Metals	USA
Tungsten	Artek LLC	RUSSIAN FEDERATION
Tungsten	Asaka Riken Co., Ltd.	VIET NAM
Tungsten	ATI Metalworking Products	USA
Tungsten	Axis Material Limited	GERMANY
Tungsten	Beijing Zenith Materials	CHINA
Tungsten	Bruweiler Precise Sales Co.	USA
Tungsten	Buffalo Tungsten	CHINA, USA
Tungsten	Central Glass / Japan	JAPAN
Tungsten	ChangChun up-optech	CHINA
Tungsten	Chaozhou Xianglu Tungsten Industry Co., Ltd.	CHINA
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA
Tungsten	China Minmetals Corp	CHINA

Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner
Tungsten	China Molybdenum Co., Ltd.	CHINA
Tungsten	China National Non Ferrous	CHINA
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA
Tungsten	CNMC (Guangxi) PGMA Co., Ltd.	CHINA
Tungsten	Cookson	AUSTRALIA
Tungsten	CP Metals Inc.	USA
Tungsten	Cronimet Brasil Ltda	BRAZIL
Tungsten	CWB Materials	USA
Tungsten	Daya Weiliang Tungsten Co. Ltd.	CHINA
Tungsten	Dayu Jincheng Tungsten Industry Co., Ltd.	CHINA
Tungsten	Degutea	CHINA
Tungsten	Fujian Ganmin RareMetal Co., Ltd.	CHINA
Tungsten	Ganxian Shirui New Material Co., Ltd.	CHINA
Tungsten	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA
Tungsten	GEM Co., Ltd.	CHINA
Tungsten	Global Tungsten & Powders Corp.	USA
Tungsten	Gold and Siver Refining Strokes Ltd.	CHINA
Tungsten	Golden Egret	CHINA
Tungsten	Guangdong MingFa Precious Metal Co.,Ltd	CHINA
Tungsten	H.C. Starck Co., Ltd.	GERMANY
Tungsten	Hitachi Ltd.	JAPAN
Tungsten	Hunan Chenzhou Mining Group Co., Ltd.	CHINA
Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION
Tungsten	IES Technical Sales	USA
Tungsten	Izawa Metal Co., Ltd	JAPAN
Tungsten	Jada Electronic limited (JX Nippon Mining&Matel Co., Ltd)	JAPAN
Tungsten	Japan New Metals Co., Ltd.	JAPAN
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA
Tungsten	Jiangxi Copper Company Limited	CHINA
Tungsten	JSC Uralelectromed	RUSSIAN FEDERATION
Tungsten	Kanto Denka Kogyo Co., Ltd.	JAPAN
Tungsten	Kennametal Inc.	USA
Tungsten	KGETS Co., Ltd.	KOREA (REPUBLIC OF)
Tungsten	KYORITSU GOKIN CO., LTD.	JAPAN
Tungsten	Lianyou Metals Co., Ltd.	TAIWAN
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA
Tungsten	Masan High-Tech Materials	VIET NAM
Tungsten	Meterion Advanced Materials Thin Film Products	USA
Tungsten	Micro 100	USA
Tungsten	Midwest Tungsten Wire Co.	USA
Tungsten	Moliren Ltd	RUSSIAN FEDERATION

Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner
Tungsten	MSC	CHINA
Tungsten	Nancang Metal Material Co.,Ltd	CHINA
Tungsten	Niagara Refining LLC	USA
Tungsten	NingHua XingLuoKeng TungSten Mining CO.,LID	CHINA
Tungsten	Nippon Mining & Mtetals	JAPAN, PHILIPPINES
Tungsten	North American Tungsten	CANADA
Tungsten	NPP Tyazhmetprom LLC	RUSSIAN FEDERATION
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIET NAM
Tungsten	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES
Tungsten	Plansee	AUSTRIA
Tungsten	Pobedit, JSC	RUSSIAN FEDERATION
Tungsten	Praxair	USA
Tungsten	Sendi (Japan): Kyocera Corporation	JAPAN
Tungsten	Shaoguan Xinhai Rendan Tungsten Industry Co. Ltd	CHINA
Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City	CHINA
Tungsten	Sumitomo Metal Mining Co. Ltd.	JAPAN
Tungsten	TANIOBIS Smelting GmbH & Co. KG	GERMANY
Tungsten	Tejing Tungsten	VIET NAM
Tungsten	Unecha Refractory metals plant	RUSSIAN FEDERATION
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	VIET NAM
Tungsten	WBH	AUSTRIA
Tungsten	Wolfram Company CJSC	AUSTRIA, RUSSIAN FEDERATION
Tungsten	Woltech Korea Co., Ltd.	KOREA (REPUBLIC OF)
Tungsten	Xiamen Tungsten Co Ltd	CHINA
Tungsten	Xianglu Tungsten Industry Co., Ltd.	CHINA
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA
Tungsten	Zhangzhou Macro Real Non-Ferrous Metals	CHINA
Tungsten	Zhuzhou Cemented Carbide Group Co Ltd	CHINA